                                                                    Exhibit 10.2

               AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 21st day of November, 2001, by and between The Wackenhut Corporation, a Florida corporation, its successor or successors, (hereinafter referred to as the "Company") and Alan B. Bernstein (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. TERMINATION OF EXECUTIVE EMPLOYMENT. (a) PAYMENTS AND BENEFITS. If the Executive ceases to be employed by the Company for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate) within ten days after said termination, (ii) all awards granted pursuant to The Wackenhut Corporation Employee Long-Term Incentive Stock Plan and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to The Wackenhut Corporation Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, an amount equal to the Deferred Compensation Payoff Amount defined below in full satisfaction of the Company's obligations under that certain Amended and Restated Senior Officer Retirement/Deferred Compensation Agreement between the Company and the Executive (the "Deferred Compensation Agreement"), (v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change of Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the

         Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy dated August 1, 1997, Number HR 350 (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus
         (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination.

                  (b)      RULES AND DEFINITIONS.

                           (1) If the Executive dies during the 3-year period
                  contemplated by clause (v) of the foregoing paragraph (a), the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

                           (2) The "Deferred Compensation Payoff Amount" is the
                  sum of (i) an amount which will be sufficient to allow the Executive to purchase an annuity policy issued by a life insurance company which has the highest ratings from independent rating agencies (such as Standard & Poor's or A.M.
                  Best) which will provide after-tax benefits in amounts which are at least equal to the after-tax benefits the Executive would have received had the Company paid the deferred compensation benefits to the Executive pursuant to the Deferred Compensation Agreement, with payments commencing no later than 30 days after the issuance of said annuity and at the same intervals as provided for in the Deferred Compensation Agreement (the "Annuity

                  Funding Amount"), plus (ii) the Deferred Compensation Gross-up Payment defined below. The Deferred Compensation Gross-up Payment is an amount which will cause the remainder of the Deferred Compensation Payoff Amount minus all Applicable Taxes (defined below) applicable to the Executive as a result of payment of the Deferred Compensation Payoff Amount, to be equal to the Annuity Funding Amount prior to deduction of any Applicable Taxes imposed with respect to the Annuity Funding Amount."Applicable Taxes" means all federal, state, local and other taxes, including income taxes, payroll taxes, and any other taxes, but not including any Excise Tax which is the subject of Section 3.a of this Agreement. The Deferred Compensation Gross-up Payment is intended to place the Executive in the same economic position with respect to the Annuity Funding Amount that the Executive would have been in if the Applicable Taxes did not apply. For purposes of determining after-tax benefits referred to in the definition of the Annuity Funding Amount above, the taxes to be taken into account shall be all applicable federal taxes assuming that the Executive is subject to taxation at the highest marginal rates. The payment of the Excise Tax Gross-up Payment provided for in Section 3.a, if applicable, shall be in addition to the Deferred Compensation Gross-up Payment referred to above. Upon payment of the Deferred Compensation Payoff Amount, the Company shall have no further obligation to make payments with respect to the Deferred Compensation Agreement.

                           (3) With respect to any Executive Benefits which are
                  health benefits subject to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") ("Health Benefits") and for which continuation coverage under COBRA is elected by the Participant (at the Participant's expense), the Company shall provide the Executive with the Health Benefits (at its expense) contemplated by clause (v) of the foregoing paragraph
                  (a) for a 3-year period beginning on the date continuation coverage under COBRA ends, provided that the Executive (or Executive's estate) does not elect to waive the Health Benefit in lieu of a cash payment as provided in clause (v) of the foregoing paragraph (a). If the Executive makes the election to receive the present value of said Executive Benefits under clause (v) of paragraph (a), the present value of Executive Benefits which are Health Benefits shall not be affected by any COBRA coverage, and this shall not impair the Executive's right to elect COBRA continuation as contemplated above.

2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, (the "Exchange Act") (other than members of the Controlling Shareholder Group, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, OTHER THAN a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                  (iv) the total combined voting power of the Company (or any successor entity) represented by shares of voting stock owned by members of the Controlling Shareholder Group is reduced to 30 percent or less.

                  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group.

                  The "Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. A "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

3. SPECIAL TERMINATION PAYMENT. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus the greater of (i) the annual bonus the Executive received during the preceding calendar year or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. EQUALIZATION PAYMENT. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall also pay to the Executive in cash an additional amount (the "Excise Tax Gross-up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Excise Tax Gross-up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state local and other taxes (including income taxes, payroll taxes, Excise Tax and any other taxes) imposed upon the Excise Tax Gross-up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Excise Tax Gross-up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Excise Tax Gross-up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Excise Tax Gross-up Payment pursuant to this Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, all items listed in Section 1 of this Agreement to the extent that they are considered to be Parachute Payments such that the Company will absorb the full cost of any Excise Tax thereon and all taxes relating to the Company's absorption of any Excise Taxes.

         b. TAX RATES. For purposes of determining the amount of the Excise Tax Gross-up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Excise Tax Gross-up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. TAX CALCULATION. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of all payments provided for in this Agreement, together with all supporting calculations. If the Executive disagrees with the Company's calculation of any of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of said payments. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the amounts provided for in this Agreement within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service imposes an Excise Tax that is greater than the Excise Tax assumed for purposes of calculating the Excise Tax Gross-up Payment, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. EXECUTIVE BENEFITS. The term "Executive Benefits" means all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees, and applicable family members and which are in effect on the date on which a Change in Control occurs. The term "Executive Benefits" also includes, for purposes of
         Section 3, the value of the items provided for in clauses (ii) and
         (iii) of the first sentence in Section 1.

5. NON-COMPETITION. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. RELEASE AND INDEMNITY. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. EXAMPLES. The operation of this Agreement is illustrated by the example set forth in Exhibit A attached hereto. Said example is not intended to limit the manner in which amounts payable hereunder are to be calculated. If other tax rates, taxes or other charges are applicable, the calculations shall be adjusted to achieve the same economic result to the Executive such that the Executive receives all payments under this Agreement free of costs represented by Excise Taxes or any taxes relating to the absorption by the Company of Excise Taxes, and also such that the Annuity Funding Amount is received free not only of Excise Taxes, but also of all other taxes arising with respect to the Annuity Funding Amount and the absorption by the Company of all such taxes. The assumptions set forth in the said example are for illustrative purposes only, and have no relationship to the actual amounts that may apply under this Agreement.

8. NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Company's Chief Executive Officer, with a copy to the Company's General Counsel.

9. NO MITIGATION. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

10. MODIFICATION AND WAIVER. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the President or Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

11. COMPLETE AGREEMENT. This Agreement supersedes all previous severance agreements entered into by Executive and the Company, including the Executive Severance Agreement entered into between the parties in the year 2000. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

12. NO ASSIGNMENT. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to Agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

14. SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

15. LITIGATION; VENUE. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

16. EXPENSES. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

17. WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                         [Signatures on the Next Page]

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Executive Severance Agreement effective the 21st day of November, 2001.

SIGNED, SEALED AND DELIVERED                  EXECUTIVE:
IN THE PRESENCE OF:


                                              /s/ Alan B. Bernstein
-----------------------------------           ----------------------------------
PRINT NAME OF WITNESS BELOW:                  Alan B. Bernstein

-----------------------------------
                                              Date: November 20, 2001
                                                   -----------------------------

-----------------------------------
PRINT NAME OF WITNESS BELOW:

-----------------------------------


                                              THE WACKENHUT CORPORATION

                                              By: /s/ Richard R. Wackenhut
                                                 -------------------------------

-----------------------------------              -------------------------------
PRINT NAME OF WITNESS BELOW:

-----------------------------------           Name: Richard R. Wackenhut
                                              Title: President and Chief
                                                      Executive Officer

                                              Date: November 21, 2001
-----------------------------------                -----------------------------
PRINT NAME OF WITNESS BELOW:

-----------------------------------

                                    EXHIBIT A
                                   Page 1 of 2

         This example assumes the following:

         (i) the Special Termination Payment in Section 1(a)(i)is $1.1 million;

         (ii) the Annuity Funding Amount provided for in Section 1(b)(2) is $2 million;

         (iii) the combined value of the benefits set forth in clauses (ii),
(iii), (v) and (vi) of Section 1(a) for purposes of Code Section 280G is
$100,000;

         (iv) all payments under this Agreement are "parachute payments" under Code Section 280G(b)(2)(A);

         (v) the Executive's base amount under Code Section 280G(b)(3)(A) is $300,000;

         (vi) the present value of the deferred compensation payments due to the Executive pursuant to the Deferred Compensation Agreement for purposes of Code
Section 280G is $1,800,000; and

         (vii) payments made to the Executive under this Agreement are subject to a maximum federal income tax rate under Code section 1 of 39.1%, a payroll tax under Code section 3101 of 1.45%, and an excise tax under Code section 4999 of 20%, and no other taxes are applicable.

         Under these assumptions, the Deferred Compensation Gross-up Payment under Section 1(b)(2) of the Agreement is $1,364,171.57, the Deferred Compensation Payoff Amount under Section 1(b)(2) of the Agreement is $3,364,171.57, and the Excise Tax Gross-up Payment under Section 3.a is $1,249,263.15. The calculation of these amounts is set forth in the table set forth on the following page 2 of this Exhibit A.

                                    EXHIBIT A
                                   Page 2 of 2



           A                  B              C                  D                 E
       -----------      ------------  ---------------     -------------   -----------------
                                                              INCREASED
                                                          PRESENT VALUE          EXCISE TAX
                             SPECIAL                        OF DEFERRED            GROSS-UP
                         TERMINATION   VALUE OF OTHER      COMPENSATION             PAYMENT
1      BASE AMOUNT           PAYMENT         BENEFITS      FROM CELL E5   (B2+C2+D2-A3)XB12
       -----------      ------------   --------------      ------------    ----------------
2       300,000.00      1,100,000.00       100,000.00      1,564,171.57      1,249,263.15
3

                             DEFERRED                      PRESENT VALUE          INCREASED
                         COMPENSATION         DEFERRED       OF DEFERRED      PRESENT VALUE
           ANNUITY           GROSS-UP     COMPENSATION  COMPENSATION FOR        OF DEFERRED
           FUNDING            PAYMENT    PAYOFF AMOUNT          FOR 280G       COMPENSATION
4           AMOUNT             A5XB13            A5+B5          PURPOSES              C5-D5
      ------------      -------------    -------------  ----------------     --------------
5     2,000,000.00      1,364,171.57     3,364,171.57      1,800,000.00       1,564,171.57
6
7  INCOME TAX RATE           0.39100

8  PAYROLL TAX RATE          0.01450

9  TAX RATE W/O
    EXCISE TAX B7+B8         0.40550

10 EXCISE TAX RATE           0.20000

11 TOTAL TAX RATE
    ON PARACHUTE
    PAYMENTS B9+B10          0.60550

12 EXCISE TAX
    GROSS-UP
    MULTIPLIER
    B10/(1-B11)              0.50697

13 INCOME TAX
    GROSS-UP
    MULTIPLIER
    B9/(1-B9)                0.68209

               AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 27th day of November, 2001, by and between The Wackenhut Corporation, a Florida corporation, its successor or successors, (hereinafter referred to as the "Company") and Robert C. Kneip (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. TERMINATION OF EXECUTIVE EMPLOYMENT. (a) PAYMENTS AND BENEFITS. If the Executive ceases to be employed by the Company for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate) within ten days after said termination, (ii) all awards granted pursuant to The Wackenhut Corporation Employee Long-Term Incentive Stock Plan and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to The Wackenhut Corporation Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, an amount equal to the Deferred Compensation Payoff Amount defined below in full satisfaction of the Company's obligations under that certain Amended and Restated Senior Officer Retirement/Deferred Compensation Agreement between the Company and the Executive (the "Deferred Compensation Agreement"), (v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change of Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the

         Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy dated August 1, 1997, Number HR 350 (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus
         (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination.

                  (b)      RULES AND DEFINITIONS.

                           (1) If the Executive dies during the 3-year period
                  contemplated by clause (v) of the foregoing paragraph (a), the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

                           (2) The "Deferred Compensation Payoff Amount" is the
                  sum of (i) an amount which will be sufficient to allow the Executive to purchase an annuity policy issued by a life insurance company which has the highest ratings from independent rating agencies (such as Standard & Poor's or A.M.
                  Best) which will provide after-tax benefits in amounts which are at least equal to the after-tax benefits the Executive would have received had the Company paid the deferred compensation benefits to the Executive pursuant to the Deferred Compensation Agreement, with payments commencing no later than 30 days after the issuance of said annuity and at the same intervals as provided for in the Deferred Compensation Agreement (the "Annuity

                  Funding Amount"), plus (ii) the Deferred Compensation Gross-up Payment defined below. The Deferred Compensation Gross-up Payment is an amount which will cause the remainder of the Deferred Compensation Payoff Amount minus all Applicable Taxes (defined below) applicable to the Executive as a result of payment of the Deferred Compensation Payoff Amount, to be equal to the Annuity Funding Amount prior to deduction of any Applicable Taxes imposed with respect to the Annuity Funding Amount."Applicable Taxes" means all federal, state, local and other taxes, including income taxes, payroll taxes, and any other taxes, but not including any Excise Tax which is the subject of Section 3.a of this Agreement. The Deferred Compensation Gross-up Payment is intended to place the Executive in the same economic position with respect to the Annuity Funding Amount that the Executive would have been in if the Applicable Taxes did not apply. For purposes of determining after-tax benefits referred to in the definition of the Annuity Funding Amount above, the taxes to be taken into account shall be all applicable federal taxes assuming that the Executive is subject to taxation at the highest marginal rates. The payment of the Excise Tax Gross-up Payment provided for in Section 3.a, if applicable, shall be in addition to the Deferred Compensation Gross-up Payment referred to above. Upon payment of the Deferred Compensation Payoff Amount, the Company shall have no further obligation to make payments with respect to the Deferred Compensation Agreement.

                           (3) With respect to any Executive Benefits which are
                  health benefits subject to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") ("Health Benefits") and for which continuation coverage under COBRA is elected by the Participant (at the Participant's expense), the Company shall provide the Executive with the Health Benefits (at its expense) contemplated by clause (v) of the foregoing paragraph
                  (a) for a 3-year period beginning on the date continuation coverage under COBRA ends, provided that the Executive (or Executive's estate) does not elect to waive the Health Benefit in lieu of a cash payment as provided in clause (v) of the foregoing paragraph (a). If the Executive makes the election to receive the present value of said Executive Benefits under clause (v) of paragraph (a), the present value of Executive Benefits which are Health Benefits shall not be affected by any COBRA coverage, and this shall not impair the Executive's right to elect COBRA continuation as contemplated above.

2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, (the "Exchange Act") (other than members of the Controlling Shareholder Group, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;


                  (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, OTHER THAN a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                  (iv) the total combined voting power of the Company (or any successor entity) represented by shares of voting stock owned by members of the Controlling Shareholder Group is reduced to 30 percent or less.

                  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group.

                  The "Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. A "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

3. SPECIAL TERMINATION PAYMENT. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus the greater of (i) the annual bonus the Executive received during the preceding calendar year or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. EQUALIZATION PAYMENT. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall also pay to the Executive in cash an additional amount (the "Excise Tax Gross-up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Excise Tax Gross-up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state local and other taxes (including income taxes, payroll taxes, Excise Tax and any other taxes) imposed upon the Excise Tax Gross-up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Excise Tax Gross-up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Excise Tax Gross-up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Excise Tax Gross-up Payment pursuant to this Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, all items listed in Section 1 of this Agreement to the extent that they are considered to be Parachute Payments such that the Company will absorb the full cost of any Excise Tax thereon and all taxes relating to the Company's absorption of any Excise Taxes.

         b. TAX RATES. For purposes of determining the amount of the Excise Tax Gross-up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Excise Tax Gross-up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. TAX CALCULATION. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of all payments provided for in this Agreement, together with all supporting calculations. If the Executive disagrees with the Company's calculation of any of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of said payments. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the amounts provided for in this Agreement within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service imposes an Excise Tax that is greater than the Excise Tax assumed for purposes of calculating the Excise Tax Gross-up Payment, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. EXECUTIVE BENEFITS. The term "Executive Benefits" means all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees, and applicable family members and which are in effect on the date on which a Change in Control occurs. The term "Executive Benefits" also includes, for purposes of
         Section 3, the value of the items provided for in clauses (ii) and
         (iii) of the first sentence in Section 1.

5. NON-COMPETITION. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. RELEASE AND INDEMNITY. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. EXAMPLES. The operation of this Agreement is illustrated by the example set forth in Exhibit A attached hereto. Said example is not intended to limit the manner in which amounts payable hereunder are to be calculated. If other tax rates, taxes or other charges are applicable, the calculations shall be adjusted to achieve the same economic result to the Executive such that the Executive receives all payments under this Agreement free of costs represented by Excise Taxes or any taxes relating to the absorption by the Company of Excise Taxes, and also such that the Annuity Funding Amount is received free not only of Excise Taxes, but also of all other taxes arising with respect to the Annuity Funding Amount and the absorption by the Company of all such taxes. The assumptions set forth in the said example are for illustrative purposes only, and have no relationship to the actual amounts that may apply under this Agreement.

8. NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Company's Chief Executive Officer, with a copy to the Company's General Counsel.

9. NO MITIGATION. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

10. MODIFICATION AND WAIVER. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the President or Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

11. COMPLETE AGREEMENT. This Agreement supersedes all previous severance agreements entered into by Executive and the Company, including the Executive Severance Agreement entered into between the parties in the year 2000. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

12. NO ASSIGNMENT. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to Agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

14. SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

15. LITIGATION; VENUE. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

16. EXPENSES. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

17. WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.



                          [Signature on the Next Page]

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Executive Severance Agreement effective the 27th day of November, 2001.

SIGNED, SEALED AND DELIVERED                  EXECUTIVE:
IN THE PRESENCE OF:
                                              /s/ Robert C. Kneip
------------------------------------          ----------------------------------
PRINT NAME OF WITNESS BELOW:                  Robert C. Kneip

------------------------------------
                                              Date: November 27, 2001
                                                   -----------------------------

------------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------


                                              THE WACKENHUT CORPORATION

                                              By: /s/ Richard R. Wackenhut
------------------------------------             -------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------             Name: Richard R. Wackenhut
                                                 Title: President and Chief
                                                        Executive Officer

                                                 Date: November 27, 2001
------------------------------------                  --------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------

                                    EXHIBIT A
                                   Page 1 of 2

         This example assumes the following:

         (i) the Special Termination Payment in Section 1(a)(i)is $1.1 million;

         (ii) the Annuity Funding Amount provided for in Section 1(b)(2) is $2 million;

         (iii) the combined value of the benefits set forth in clauses (ii),
(iii), (v) and (vi) of Section 1(a) for purposes of Code Section 280G is
$100,000;

         (iv) all payments under this Agreement are "parachute payments" under Code Section 280G(b)(2)(A);

         (v) the Executive's base amount under Code Section 280G(b)(3)(A) is $300,000;

         (vi) the present value of the deferred compensation payments due to the Executive pursuant to the Deferred Compensation Agreement for purposes of Code
Section 280G is $1,800,000; and

         (vii) payments made to the Executive under this Agreement are subject to a maximum federal income tax rate under Code section 1 of 39.1%, a payroll tax under Code section 3101 of 1.45%, and an excise tax under Code section 4999 of 20%, and no other taxes are applicable.

         Under these assumptions, the Deferred Compensation Gross-up Payment under Section 1(b)(2) of the Agreement is $1,364,171.57, the Deferred Compensation Payoff Amount under Section 1(b)(2) of the Agreement is $3,364,171.57, and the Excise Tax Gross-up Payment under Section 3.a is $1,249,263.15. The calculation of these amounts is set forth in the table set forth on the following page 2 of this Exhibit A.

                                    EXHIBIT A
                                   Page 2 of 2



           A                  B              C                  D                 E
       -----------      ------------  ---------------     -------------   -----------------
                                                              INCREASED
                                                          PRESENT VALUE          EXCISE TAX
                             SPECIAL                        OF DEFERRED            GROSS-UP
                         TERMINATION   VALUE OF OTHER      COMPENSATION             PAYMENT
1      BASE AMOUNT           PAYMENT         BENEFITS      FROM CELL E5   (B2+C2+D2-A3)XB12
       -----------      ------------   --------------      ------------    ----------------
2       300,000.00      1,100,000.00       100,000.00      1,564,171.57      1,249,263.15
3

                             DEFERRED                      PRESENT VALUE          INCREASED
                         COMPENSATION         DEFERRED       OF DEFERRED      PRESENT VALUE
           ANNUITY           GROSS-UP     COMPENSATION  COMPENSATION FOR        OF DEFERRED
           FUNDING            PAYMENT    PAYOFF AMOUNT          FOR 280G       COMPENSATION
4           AMOUNT             A5XB13            A5+B5          PURPOSES              C5-D5
      ------------      -------------    -------------  ----------------     --------------
5     2,000,000.00      1,364,171.57     3,364,171.57      1,800,000.00       1,564,171.57
6
7  INCOME TAX RATE           0.39100

8  PAYROLL TAX RATE          0.01450

9  TAX RATE W/O
    EXCISE TAX B7+B8         0.40550


10 EXCISE TAX RATE           0.20000

11 TOTAL TAX RATE
    ON PARACHUTE
    PAYMENTS B9+B10          0.60550

12 EXCISE TAX
    GROSS-UP
    MULTIPLIER
    B10/(1-B11)              0.50697

13 INCOME TAX
    GROSS-UP
    MULTIPLIER
    B9/(1-B9)                0.68209

               AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT ("Agreement") fpis made and entered into as of this 21st day of November, 2001, by and between The Wackenhut Corporation, a Florida corporation, its successor or successors, (hereinafter referred to as the "Company") and Philip L. Maslowe (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. TERMINATION OF EXECUTIVE EMPLOYMENT. (a) PAYMENTS AND BENEFITS. If the Executive ceases to be employed by the Company for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate) within ten days after said termination, (ii) all awards granted pursuant to The Wackenhut Corporation Employee Long-Term Incentive Stock Plan and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to The Wackenhut Corporation Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, an amount equal to the Deferred Compensation Payoff Amount defined below in full satisfaction of the Company's obligations under that certain Amended and Restated Senior Officer Retirement/Deferred Compensation Agreement between the Company and the Executive (the "Deferred Compensation Agreement"), (v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change of Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the

         Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy dated August 1, 1997, Number HR 350 (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus
         (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination.

                  (b)      RULES AND DEFINITIONS.

                           (1) If the Executive dies during the 3-year period
                  contemplated by clause (v) of the foregoing paragraph (a), the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

                           (2) The "Deferred Compensation Payoff Amount" is the
                  sum of (i) an amount which will be sufficient to allow the Executive to purchase an annuity policy issued by a life insurance company which has the highest ratings from independent rating agencies (such as Standard & Poor's or A.M.
                  Best) which will provide after-tax benefits in amounts which are at least equal to the after-tax benefits the Executive would have received had the Company paid the deferred compensation benefits to the Executive pursuant to the Deferred Compensation Agreement, with payments commencing no later than 30 days after the issuance of said annuity and at the same intervals as provided for in the Deferred Compensation Agreement (the "Annuity

                  Funding Amount"), plus (ii) the Deferred Compensation Gross-up Payment defined below. The Deferred Compensation Gross-up Payment is an amount which will cause the remainder of the Deferred Compensation Payoff Amount minus all Applicable Taxes (defined below) applicable to the Executive as a result of payment of the Deferred Compensation Payoff Amount, to be equal to the Annuity Funding Amount prior to deduction of any Applicable Taxes imposed with respect to the Annuity Funding Amount."Applicable Taxes" means all federal, state, local and other taxes, including income taxes, payroll taxes, and any other taxes, but not including any Excise Tax which is the subject of Section 3.a of this Agreement. The Deferred Compensation Gross-up Payment is intended to place the Executive in the same economic position with respect to the Annuity Funding Amount that the Executive would have been in if the Applicable Taxes did not apply. For purposes of determining after-tax benefits referred to in the definition of the Annuity Funding Amount above, the taxes to be taken into account shall be all applicable federal taxes assuming that the Executive is subject to taxation at the highest marginal rates. The payment of the Excise Tax Gross-up Payment provided for in Section 3.a, if applicable, shall be in addition to the Deferred Compensation Gross-up Payment referred to above. Upon payment of the Deferred Compensation Payoff Amount, the Company shall have no further obligation to make payments with respect to the Deferred Compensation Agreement.

                           (3) With respect to any Executive Benefits which are
                  health benefits subject to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") ("Health Benefits") and for which continuation coverage under COBRA is elected by the Participant (at the Participant's expense), the Company shall provide the Executive with the Health Benefits (at its expense) contemplated by clause (v) of the foregoing paragraph
                  (a) for a 3-year period beginning on the date continuation coverage under COBRA ends, provided that the Executive (or Executive's estate) does not elect to waive the Health Benefit in lieu of a cash payment as provided in clause (v) of the foregoing paragraph (a). If the Executive makes the election to receive the present value of said Executive Benefits under clause (v) of paragraph (a), the present value of Executive Benefits which are Health Benefits shall not be affected by any COBRA coverage, and this shall not impair the Executive's right to elect COBRA continuation as contemplated above.

2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, (the "Exchange Act") (other than members of the Controlling Shareholder Group, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, OTHER THAN a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                  (iv) the total combined voting power of the Company (or any successor entity) represented by shares of voting stock owned by members of the Controlling Shareholder Group is reduced to 30 percent or less.

                  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group.

                  The "Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. A "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

3. SPECIAL TERMINATION PAYMENT. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus the greater of (i) the annual bonus the Executive received during the preceding calendar year or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. EQUALIZATION PAYMENT. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall also pay to the Executive in cash an additional amount (the "Excise Tax Gross-up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Excise Tax Gross-up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state local and other taxes (including income taxes, payroll taxes, Excise Tax and any other taxes) imposed upon the Excise Tax Gross-up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Excise Tax Gross-up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Excise Tax Gross-up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Excise Tax Gross-up Payment pursuant to this Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, all items listed in Section 1 of this Agreement to the extent that they are considered to be Parachute Payments such that the Company will absorb the full cost of any Excise Tax thereon and all taxes relating to the Company's absorption of any Excise Taxes.

         b. TAX RATES. For purposes of determining the amount of the Excise Tax Gross-up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Excise Tax Gross-up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. TAX CALCULATION. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of all payments provided for in this Agreement, together with all supporting calculations. If the Executive disagrees with the Company's calculation of any of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of said payments. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the amounts provided for in this Agreement within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service imposes an Excise Tax that is greater than the Excise Tax assumed for purposes of calculating the Excise Tax Gross-up Payment, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. EXECUTIVE BENEFITS. The term "Executive Benefits" means all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees, and applicable family members and which are in effect on the date on which a Change in Control occurs. The term "Executive Benefits" also includes, for purposes of
         Section 3, the value of the items provided for in clauses (ii) and
         (iii) of the first sentence in Section 1.

5. NON-COMPETITION. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. RELEASE AND INDEMNITY. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. EXAMPLES. The operation of this Agreement is illustrated by the example set forth in Exhibit A attached hereto. Said example is not intended to limit the manner in which amounts payable hereunder are to be calculated. If other tax rates, taxes or other charges are applicable, the calculations shall be adjusted to achieve the same economic result to the Executive such that the Executive receives all payments under this Agreement free of costs represented by Excise Taxes or any taxes relating to the absorption by the Company of Excise Taxes, and also such that the Annuity Funding Amount is received free not only of Excise Taxes, but also of all other taxes arising with respect to the Annuity Funding Amount and the absorption by the Company of all such taxes. The assumptions set forth in the said example are for illustrative purposes only, and have no relationship to the actual amounts that may apply under this Agreement.

8. NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Company's Chief Executive Officer, with a copy to the Company's General Counsel.

9. NO MITIGATION. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

10. MODIFICATION AND WAIVER. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the President or Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

11. COMPLETE AGREEMENT. This Agreement supersedes all previous severance agreements entered into by Executive and the Company, including the Executive Severance Agreement entered into between the parties in the year 2000. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

12. NO ASSIGNMENT. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to Agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

14. SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

15. LITIGATION; VENUE. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

16. EXPENSES. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

17. WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                          [Signatures on the Next Page]

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Executive Severance Agreement effective the 21st day of November, 2001.

SIGNED, SEALED AND DELIVERED                  EXECUTIVE:
IN THE PRESENCE OF:
                                              /s/ Philip L. Maslowe
------------------------------------          ----------------------------------
PRINT NAME OF WITNESS BELOW:                  Philip L. Maslowe

------------------------------------
                                              Date: November 20, 2001
                                                   -----------------------------

------------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------


                                              THE WACKENHUT CORPORATION

                                              By: /s/ Richard R. Wackenhut
------------------------------------             -------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------            Name: Richard R. Wackenhut
                                                Title: President and Chief
                                                       Executive Officer

                                                Date: November 21, 2001
------------------------------------                 ---------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------

                                    EXHIBIT A
                                   Page 1 of 2

         This example assumes the following:

         (i) the Special Termination Payment in Section 1(a)(i)is $1.1 million;

         (ii) the Annuity Funding Amount provided for in Section 1(b)(2) is $2 million;

         (iii) the combined value of the benefits set forth in clauses (ii),
(iii), (v) and (vi) of Section 1(a) for purposes of Code Section 280G is
$100,000;

         (iv) all payments under this Agreement are "parachute payments" under Code Section 280G(b)(2)(A);

         (v) the Executive's base amount under Code Section 280G(b)(3)(A) is $300,000;

         (vi) the present value of the deferred compensation payments due to the Executive pursuant to the Deferred Compensation Agreement for purposes of Code
Section 280G is $1,800,000; and

         (vii) payments made to the Executive under this Agreement are subject to a maximum federal income tax rate under Code section 1 of 39.1%, a payroll tax under Code section 3101 of 1.45%, and an excise tax under Code section 4999 of 20%, and no other taxes are applicable.

         Under these assumptions, the Deferred Compensation Gross-up Payment under Section 1(b)(2) of the Agreement is $1,364,171.57, the Deferred Compensation Payoff Amount under Section 1(b)(2) of the Agreement is $3,364,171.57, and the Excise Tax Gross-up Payment under Section 3.a is $1,249,263.15. The calculation of these amounts is set forth in the table set forth on the following page 2 of this Exhibit A.

                                    EXHIBIT A
                                   Page 2 of 2



           A                  B              C                  D                 E
       -----------      ------------  ---------------     -------------   -----------------
                                                              INCREASED
                                                          PRESENT VALUE          EXCISE TAX
                             SPECIAL                        OF DEFERRED            GROSS-UP
                         TERMINATION   VALUE OF OTHER      COMPENSATION             PAYMENT
1      BASE AMOUNT           PAYMENT         BENEFITS      FROM CELL E5   (B2+C2+D2-A3)XB12
       -----------      ------------   --------------      ------------    ----------------
2       300,000.00      1,100,000.00       100,000.00      1,564,171.57      1,249,263.15
3

                             DEFERRED                      PRESENT VALUE          INCREASED
                         COMPENSATION         DEFERRED       OF DEFERRED      PRESENT VALUE
           ANNUITY           GROSS-UP     COMPENSATION  COMPENSATION FOR        OF DEFERRED
           FUNDING            PAYMENT    PAYOFF AMOUNT          FOR 280G       COMPENSATION
4           AMOUNT             A5XB13            A5+B5          PURPOSES              C5-D5
      ------------      -------------    -------------  ----------------     --------------
5     2,000,000.00      1,364,171.57     3,364,171.57      1,800,000.00       1,564,171.57
6
7  INCOME TAX RATE           0.39100

8  PAYROLL TAX RATE          0.01450

9  TAX RATE W/O
    EXCISE TAX B7+B8         0.40550

10 EXCISE TAX RATE           0.20000

11 TOTAL TAX RATE
    ON PARACHUTE
    PAYMENTS B9+B10          0.60550

12 EXCISE TAX
    GROSS-UP
    MULTIPLIER
    B10/(1-B11)              0.50697

13 INCOME TAX
    GROSS-UP
    MULTIPLIER
    B9/(1-B9)                0.68209

               AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 21st day of November, 2001, by and between The Wackenhut Corporation, a Florida corporation, its successor or successors, (hereinafter referred to as the "Company") and Sandra L. Nusbaum (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. TERMINATION OF EXECUTIVE EMPLOYMENT. (a) PAYMENTS AND BENEFITS. If the Executive ceases to be employed by the Company for any reason (including the delivery of a written resignation to the Company by the Executive or her authorized representative on the Executive's or her estate's behalf) at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or her estate) within ten days after said termination, (ii) all awards granted pursuant to The Wackenhut Corporation Employee Long-Term Incentive Stock Plan and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to The Wackenhut Corporation Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, an amount equal to the Deferred Compensation Payoff Amount defined below in full satisfaction of the Company's obligations under that certain Amended and Restated Senior Officer Retirement/Deferred Compensation Agreement between the Company and the Executive (the "Deferred Compensation Agreement"), (v) the Company shall continue to provide the Executive (and if applicable, her beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change of Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or her estate) elects at any time in a written notice delivered to the Company to waive any particular Executive

         Benefits, the Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in
         Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy dated August 1, 1997, Number HR 350 (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following her termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination.

                  (b)      RULES AND DEFINITIONS.

                           (1) If the Executive dies during the 3-year period
                  contemplated by clause (v) of the foregoing paragraph (a), the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

                           (2) The "Deferred Compensation Payoff Amount" is the
                  sum of (i) an amount which will be sufficient to allow the Executive to purchase an annuity policy issued by a life insurance company which has the highest ratings from independent rating agencies (such as Standard & Poor's or A.M.
                  Best) which will provide after-tax benefits in amounts which are at least equal to the after-tax benefits the Executive would have received had the Company paid the deferred compensation benefits to the Executive pursuant to the Deferred Compensation Agreement, with payments commencing no later than 30 days after the issuance of said annuity and at the same intervals as provided for in the Deferred Compensation Agreement (the "Annuity

                  Funding Amount"), plus (ii) the Deferred Compensation Gross-up Payment defined below. The Deferred Compensation Gross-up Payment is an amount which will cause the remainder of the Deferred Compensation Payoff Amount minus all Applicable Taxes (defined below) applicable to the Executive as a result of payment of the Deferred Compensation Payoff Amount, to be equal to the Annuity Funding Amount prior to deduction of any Applicable Taxes imposed with respect to the Annuity Funding Amount."Applicable Taxes" means all federal, state, local and other taxes, including income taxes, payroll taxes, and any other taxes, but not including any Excise Tax which is the subject of Section 3.a of this Agreement. The Deferred Compensation Gross-up Payment is intended to place the Executive in the same economic position with respect to the Annuity Funding Amount that the Executive would have been in if the Applicable Taxes did not apply. For purposes of determining after-tax benefits referred to in the definition of the Annuity Funding Amount above, the taxes to be taken into account shall be all applicable federal taxes assuming that the Executive is subject to taxation at the highest marginal rates. The payment of the Excise Tax Gross-up Payment provided for in Section 3.a, if applicable, shall be in addition to the Deferred Compensation Gross-up Payment referred to above. Upon payment of the Deferred Compensation Payoff Amount, the Company shall have no further obligation to make payments with respect to the Deferred Compensation Agreement.

                           (3) With respect to any Executive Benefits which are
                  health benefits subject to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") ("Health Benefits") and for which continuation coverage under COBRA is elected by the Participant (at the Participant's expense), the Company shall provide the Executive with the Health Benefits (at its expense) contemplated by clause (v) of the foregoing paragraph
                  (a) for a 3-year period beginning on the date continuation coverage under COBRA ends, provided that the Executive (or Executive's estate) does not elect to waive the Health Benefit in lieu of a cash payment as provided in clause (v) of the foregoing paragraph (a). If the Executive makes the election to receive the present value of said Executive Benefits under clause (v) of paragraph (a), the present value of Executive Benefits which are Health Benefits shall not be affected by any COBRA coverage, and this shall not impair the Executive's right to elect COBRA continuation as contemplated above.

2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, (the "Exchange Act") (other than members of the Controlling Shareholder Group, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, OTHER THAN a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                  (iv) the total combined voting power of the Company (or any successor entity) represented by shares of voting stock owned by members of the Controlling Shareholder Group is reduced to 30 percent or less.

                  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group.

                  The "Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. A "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

3. SPECIAL TERMINATION PAYMENT. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus the greater of (i) the annual bonus the Executive received during the preceding calendar year or (ii) the largest annual bonus the Executive would have received if her employment had not been terminated in the calendar year in which her employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. EQUALIZATION PAYMENT. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall also pay to the Executive in cash an additional amount (the "Excise Tax Gross-up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Excise Tax Gross-up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state local and other taxes (including income taxes, payroll taxes, Excise Tax and any other taxes) imposed upon the Excise Tax Gross-up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Excise Tax Gross-up Payment is intended to place the Executive in the same economic position she would have been in if the Excise Tax did not apply. The Excise Tax Gross-up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Excise Tax Gross-up Payment pursuant to this Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, all items listed in Section 1 of this Agreement to the extent that they are considered to be Parachute Payments such that the Company will absorb the full cost of any Excise Tax thereon and all taxes relating to the Company's absorption of any Excise Taxes.

         b. TAX RATES. For purposes of determining the amount of the Excise Tax Gross-up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Excise Tax Gross-up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. TAX CALCULATION. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of all payments provided for in this Agreement, together with all supporting calculations. If the Executive disagrees with the Company's calculation of any of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth her calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of said payments. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the amounts provided for in this Agreement within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service imposes an Excise Tax that is greater than the Excise Tax assumed for purposes of calculating the Excise Tax Gross-up Payment, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. EXECUTIVE BENEFITS. The term "Executive Benefits" means all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees, and applicable family members and which are in effect on the date on which a Change in Control occurs. The term "Executive Benefits" also includes, for purposes of
         Section 3, the value of the items provided for in clauses (ii) and
         (iii) of the first sentence in Section 1.

5. NON-COMPETITION. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. RELEASE AND INDEMNITY. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. EXAMPLES. The operation of this Agreement is illustrated by the example set forth in Exhibit A attached hereto. Said example is not intended to limit the manner in which amounts payable hereunder are to be calculated. If other tax rates, taxes or other charges are applicable, the calculations shall be adjusted to achieve the same economic result to the Executive such that the Executive receives all payments under this Agreement free of costs represented by Excise Taxes or any taxes relating to the absorption by the Company of Excise Taxes, and also such that the Annuity Funding Amount is received free not only of Excise Taxes, but also of all other taxes arising with respect to the Annuity Funding Amount and the absorption by the Company of all such taxes. The assumptions set forth in the said example are for illustrative purposes only, and have no relationship to the actual amounts that may apply under this Agreement.

8. NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which she has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Company's Chief Executive Officer, with a copy to the Company's General Counsel.

9. NO MITIGATION. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon her termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

10. MODIFICATION AND WAIVER. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the President or Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

11. COMPLETE AGREEMENT. This Agreement supersedes all previous severance agreements entered into by Executive and the Company, including the Executive Severance Agreement entered into between the parties in the year 2000. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

12. NO ASSIGNMENT. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to Agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

14. SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

15. LITIGATION; VENUE. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

16. EXPENSES. The Company shall reimburse the Executive for all legal and/or accounting expenses she incurs in connection with the execution, delivery and enforcement of her rights under this Agreement.

17. WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                          [Signatures on the Next Page]

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Executive Severance Agreement effective the 21st day of November, 2001.

SIGNED, SEALED AND DELIVERED                  EXECUTIVE:
IN THE PRESENCE OF:
                                              /s/ Sandra L. Nusbaum
------------------------------------          ----------------------------------
PRINT NAME OF WITNESS BELOW:                  Sandra L. Nusbaum

------------------------------------
                                              Date: November 20, 2001
                                                   -----------------------------

------------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------


                                              THE WACKENHUT CORPORATION


                                              By: /s/ Richard R. Wackenhut
------------------------------------             -------------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------            Name: Richard R. Wackenhut
                                                Title: President and Chief
                                                       Executive Officer

                                                Date: November 21, 2001
------------------------------------                 ---------------------------
PRINT NAME OF WITNESS BELOW:

------------------------------------

                                    EXHIBIT A
                                   Page 1 of 2

         This example assumes the following:

         (i) the Special Termination Payment in Section 1(a)(i)is $1.1 million;

         (ii) the Annuity Funding Amount provided for in Section 1(b)(2) is $2 million;

         (iii) the combined value of the benefits set forth in clauses (ii),
(iii), (v) and (vi) of Section 1(a) for purposes of Code Section 280G is
$100,000;

         (iv) all payments under this Agreement are "parachute payments" under Code Section 280G(b)(2)(A);

         (v) the Executive's base amount under Code Section 280G(b)(3)(A) is $300,000;

         (vi) the present value of the deferred compensation payments due to the Executive pursuant to the Deferred Compensation Agreement for purposes of Code
Section 280G is $1,800,000; and

         (vii) payments made to the Executive under this Agreement are subject to a maximum federal income tax rate under Code section 1 of 39.1%, a payroll tax under Code section 3101 of 1.45%, and an excise tax under Code section 4999 of 20%, and no other taxes are applicable.

         Under these assumptions, the Deferred Compensation Gross-up Payment under Section 1(b)(2) of the Agreement is $1,364,171.57, the Deferred Compensation Payoff Amount under Section 1(b)(2) of the Agreement is $3,364,171.57, and the Excise Tax Gross-up Payment under Section 3.a is $1,249,263.15. The calculation of these amounts is set forth in the table set forth on the following page 2 of this Exhibit A.

                                    EXHIBIT A
                                   Page 2 of 2



           A                  B              C                  D                 E
       -----------      ------------  ---------------     -------------   -----------------
                                                              INCREASED
                                                          PRESENT VALUE          EXCISE TAX
                             SPECIAL                        OF DEFERRED            GROSS-UP
                         TERMINATION   VALUE OF OTHER      COMPENSATION             PAYMENT
1      BASE AMOUNT           PAYMENT         BENEFITS      FROM CELL E5   (B2+C2+D2-A3)XB12
       -----------      ------------   --------------      ------------    ----------------
2       300,000.00      1,100,000.00       100,000.00      1,564,171.57      1,249,263.15
3

                             DEFERRED                      PRESENT VALUE          INCREASED
                         COMPENSATION         DEFERRED       OF DEFERRED      PRESENT VALUE
           ANNUITY           GROSS-UP     COMPENSATION  COMPENSATION FOR        OF DEFERRED
           FUNDING            PAYMENT    PAYOFF AMOUNT          FOR 280G       COMPENSATION
4           AMOUNT             A5XB13            A5+B5          PURPOSES              C5-D5
      ------------      -------------    -------------  ----------------     --------------
5     2,000,000.00      1,364,171.57     3,364,171.57      1,800,000.00       1,564,171.57
6
7  INCOME TAX RATE           0.39100

8  PAYROLL TAX RATE          0.01450

9  TAX RATE W/O
    EXCISE TAX B7+B8         0.40550

10 EXCISE TAX RATE           0.20000

11 TOTAL TAX RATE
    ON PARACHUTE
    PAYMENTS B9+B10          0.60550

12 EXCISE TAX
    GROSS-UP
    MULTIPLIER
    B10/(1-B11)              0.50697

13 INCOME TAX
    GROSS-UP
    MULTIPLIER
    B9/(1-B9)                0.68209